Amendment to
JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Multiple Class Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended on September 16, 2013, April 28, 2014, September 15, 2014, April 27, 2015, September 28, 2015, April 25, 2016, and September 19, 2016 by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the following new funds, investment sub-adviser replacements, fund conversion and name changes, and fund merger have been approved by the Board of Trustees of the Trust (collectively, “Fund Changes”), effective April 24, 2017:

New Funds:

1)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund;

2)	JNL/DFA Growth Allocation Fund;

3)	JNL/DFA Moderate Allocation Fund;

Investment Sub-Adviser Replacements:

4)
Massachusetts Financial Services Company (d/b/a MFS Investment Management) will replace Goldman Sachs Asset Management, L.P. as investment sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund, which will subsequently be renamed the JNL/MFS Mid Cap Value Fund;

5)
AQR Capital Management, LLC will replace Goldman Sachs Asset Management, L.P. as investment sub-adviser to the JNL/Goldman Sachs U.S. Equity Flex Fund, which will subsequently be renamed the JNL/AQR Large Cap Relaxed Constraint Equity Fund;

Fund Conversion and Name Changes:

6)	the JNL/Franklin Templeton Global Growth Fund will be re-named the JNL/Franklin Templeton Global Fund;

7)	the JNL/Capital Guardian Global Balanced Fund will convert to a master feeder structure, with a corresponding fund name change to the JNL/American Funds Balanced Fund;

8)	the JNL/WMC Money Market Fund will be re-named the JNL/WMC Government Money Market Fund; and

Fund Merger:

9)	the JNL/Morgan Stanley Mid Cap Growth Fund will merge into the JNL/T. Rowe Price Mid-Cap Growth Fund.

Whereas, pursuant to the approval of the Fund Changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan, effective April 24, 2017, to:

1)	add the JNL/Mellon Capital MSCI KLD 400 Social Index Fund, the JNL/DFA Growth Allocation Fund, and the JNL/DFA Moderate Allocation Fund;

2)	remove the JNL/Morgan Stanley Mid Cap Growth Fund; and

3)	change the names of the following funds:

-	JNL/Goldman Sachs Mid Cap Value Fund to JNL/MFS Mid Cap Value Fund;
-	JNL/Goldman Sachs U.S. Equity Flex Fund to JNL/AQR Large Cap Relaxed Constraint Equity Fund;
-	JNL/Franklin Templeton Global Growth Fund to JNL/Franklin Templeton Global Fund;
-	JNL/Capital Guardian Global Balanced Fund to JNL/American Funds Balanced Fund; and
-	JNL/WMC Money Market Fund to JNL/WMC Government Money Market Fund.

Now Therefore, the Trust hereby amends the Plan as follows:

Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A dated April 24, 2017, attached hereto.

In Witness Whereof, the Trust has caused this Amendment to be executed, effective April 24, 2017.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A
Dated April 24, 2017
Investment Portfolios

Fund	Class
JNL/American Funds Balanced Fund	Class A Class B
JNL/American Funds Balanced Allocation Fund	Class A Class B
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class B
JNL/American Funds Global Bond Fund	Class A Class B
JNL/American Funds Global Small Capitalization Fund	Class A Class B
JNL/American Funds Growth Allocation Fund	Class A Class B
JNL/American Funds Growth-Income Fund	Class A Class B
JNL/American Funds International Fund	Class A Class B
JNL/American Funds New World Fund	Class A Class B
JNL Multi-Manager Alternative Fund	Class A
JNL Multi-Manager Mid Cap Fund	Class A
JNL Multi-Manager Small Cap Growth Fund	Class A Class B
JNL Multi-Manager Small Cap Value Fund	Class A Class B
JNL Institutional Alt 20 Fund	Class A
JNL Institutional Alt 35 Fund	Class A
JNL Institutional Alt 50 Fund	Class A
JNL Alt 65 Fund	Class A
JNL/AB Dynamic Asset Allocation Fund	Class A Class B
JNL/AQR Large Cape Relaxed Constraint Equity Fund	Class A Class B
JNL/AQR Managed Futures Strategy Fund	Class A Class B
JNL/BlackRock Natural Resources Fund	Class A Class B
JNL/BlackRock Global Allocation Fund	Class A Class B
JNL/BlackRock Large Cap Select Growth Fund	Class A Class B

Fund	Class
JNL/Boston Partners Global Long Short Equity Fund	Class A Class B
JNL/Brookfield Global Infrastructure and MLP Fund	Class A Class B
JNL/Causeway International Value Select Fund	Class A Class B
JNL/Crescent High Income Fund	Class A Class B
JNL/DFA Growth Allocation Fund	Class A
JNL/DFA Moderate Allocation Fund	Class A
JNL/DFA U.S. Core Equity Fund	Class A Class B
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class B
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class B
JNL/FPA + DoubleLine Flexible Allocation Fund	Class A Class B
JNL/Franklin Templeton Founding Strategy Fund	Class A
JNL/Franklin Templeton Global Fund	Class A Class B
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class B
JNL/Franklin Templeton Income Fund	Class A Class B
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class B
JNL/Franklin Templeton Mutual Shares Fund	Class A Class B
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class B
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class B
JNL/Harris Oakmark Global Equity Fund	Class A Class B
JNL/Invesco China-India Fund	Class A Class B
JNL/Invesco Global Real Estate Fund	Class A Class B
JNL/Invesco International Growth Fund	Class A Class B
JNL/Invesco Mid Cap Value Fund	Class A Class B
JNL/Invesco Small Cap Growth Fund	Class A Class B
JNL/JPMorgan MidCap Growth Fund	Class A Class B
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class B
JNL/Lazard Emerging Markets Fund	Class A Class B

Fund	Class
JNL/Mellon Capital 10 x 10 Fund	Class A
JNL/Mellon Capital Index 5 Fund	Class A
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class B
JNL/Mellon Capital European 30 Fund	Class A Class B
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	Class A
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class B
JNL/Mellon Capital S&P 500 Index Fund	Class A Class B
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class B
JNL/Mellon Capital Small Cap Index Fund	Class A Class B
JNL/Mellon Capital International Index Fund	Class A Class B
JNL/Mellon Capital Bond Index Fund	Class A Class B
JNL/Mellon Capital Utilities Sector Fund	Class A Class B
JNL/MFS Mid Cap Value Fund	Class A Class B
JNL/MMRS Conservative Fund	Class A
JNL/MMRS Growth Fund	Class A
JNL/MMRS Moderate Fund	Class A
JNL/Neuberger Berman Strategic Income Fund	Class A Class B
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class B
JNL/Oppenheimer Global Growth Fund	Class A Class B
JNL/PIMCO Real Return Fund	Class A Class B
JNL/PIMCO Total Return Bond Fund	Class A Class B
JNL/PPM America Floating Rate Income Fund	Class A Class B
JNL/PPM America High Yield Bond Fund	Class A Class B
JNL/PPM America Mid Cap Value Fund	Class A Class B
JNL/PPM America Small Cap Value Fund	Class A Class B
JNL/PPM America Total Return Fund	Class A Class B
JNL/PPM America Value Equity Fund	Class A Class B

Fund	Class
JNL/Red Rocks Listed Private Equity Fund	Class A Class B
JNL/Scout Unconstrained Bond Fund	Class A Class B
JNL/T. Rowe Price Established Growth Fund	Class A Class B
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class B
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class B
JNL/T. Rowe Price Value Fund	Class A Class B
JNL/Westchester Capital Event Driven Fund	Class A Class B
JNL/WMC Balanced Fund	Class A Class B
JNL/WMC Government Money Market Fund	Class A Class B
JNL/WMC Value Fund	Class A Class B
JNL/S&P Competitive Advantage Fund	Class A Class B
JNL/S&P Dividend Income & Growth Fund	Class A Class B
JNL/S&P Intrinsic Value Fund	Class A Class B
JNL/S&P Total Yield Fund	Class A Class B
JNL/S&P Mid 3 Fund	Class A Class B
JNL/S&P International 5 Fund	Class A
JNL/S&P 4 Fund	Class A
JNL/S&P Managed Aggressive Growth Fund	Class A
JNL/S&P Managed Conservative Fund	Class A
JNL/S&P Managed Growth Fund	Class A
JNL/S&P Managed Moderate Fund	Class A
JNL/S&P Managed Moderate Growth Fund	Class A
JNL Disciplined Growth Fund	Class A
JNL Disciplined Moderate Fund	Class A
JNL Disciplined Moderate Growth Fund	Class A